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                                                                  EXHIBIT 10.3

                               SUBLEASE AGREEMENT


      THIS Sublease Agreement, dated this 13th day of September, 1990, made and entered into between GREEN HOLDINGS, INC., a corporation with an office at 8055
E. Tufts Avenue, Suite 700, Denver, Colorado 80237, as Sublessor and J.D. EDWARDS & COMPANY, a Colorado corporation with an office at 4949 South Syracuse, Denver, Colorado 80237, as Sublessee (whether one or more).

                                   WITNESSETH:

      1. Sublessor hereby demises, leases and lets unto Sublessee the following described premises in Denver County, State of Colorado to wit:

      An office suite located on the 6th floor of the Stanford Place I Building consisting of 4,174 usable square feet and 4,717 rentable square feet, including proportionate share of common areas, as more particularly described on Exhibit A attached hereto and made a part hereof said premises being located at 8055 E. Tufts Avenue in the city of Denver, Colorado, together with the buildings and equipment, if any, located thereon and owned by Sublessor for the following term:

      Beginning on the 1st day of October, 1990, and ending on the 30th day of September, 1992, and from month to month thereafter until terminated by either party giving thirty (30) days written notice prior to the end of the primary term or prior to the end of any month after the primary term, as the case may be. Notwithstanding the foregoing, however, Sublessee may cancel this Sublease at any time after the end of the eighth (8th) month upon four (4) months prior written notice.

      2. Sublessee agrees to pay to Sublessor, with rental checks payable to Green Holdings, Inc., 8055 E. Tufts Avenue, Suite 700, Denver, Colorado 80237 (until notified to pay differently) the sum of Three Thousand Nine Hundred Thirty and 83/100 Dollars ($3,930.83) per month payable monthly in advance. Sublessor acknowledges receipt of the first and the last full month's rental together with any portion due from date hereof until the first day of the succeeding month. Without limiting any of Sublessor's other rights herein, it is agreed that if rentals are delinquent for a period of thirty (30) days, Sublessor may assess Sublessee a one percent (1%) per month delinquency charge on the unpaid rentals. In the event the delinquency charge above is deemed excessive by federal or state law, then the highest applicable charge shall be assessed.

      3. SUBLESSEE AGREES THAT IT HAS MADE A PERSONAL INSPECTION OF THE LEASED PREMISES AND ANY BUILDINGS AND OTHER IMPROVEMENTS THEREON AND IS SATISFIED WITH CONDITION AND FITNESS THEREOF AND

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ACCEPTS THE SAME "AS IS"; PROVIDED, HOWEVER, SUBLESSEE AGREES TO CORRECT AT ITS
OWN EXPENSE, ANY SIGNIFICANT OBVIOUS DAMAGE IT MAY HAVE DONE TO THE LEASED PREMISES PRIOR TO SUBLESSEE'S OCCUPANCY. SUBLESSOR DOES NOT WARRANT EITHER EXPRESSLY OR IMPLIEDLY THE CONDITION OR FITNESS OF THE PROPERTY LEASED HEREUNDER, ANY SUCH WARRANTY BEING HEREBY EXPRESSLY NEGATIVED. Sublessee agrees to finish the demised premises in accordance with the plan attached as Exhibit
A. Tenant finish shall be comparable to that found elsewhere on the first 11 floors of Stanford Place I.

      4. Sublessee shall defend, indemnify and save Sublessor harmless for any losses, costs or expenses resulting from suits, demands or other claims for damages to persons or property, arising out of the use or existence of the buildings, structures, improvements and other personal property located on the leased premises except where such damages arise out of the gross negligence or willful misconduct of Sublessor, its employees, agents or invitees; however, Sublessor at his election may intervene or provide its own defense.

      5. Upon termination of this Sublease, Sublessee agrees to peacefully quit and surrender possession of the leased premises. If Sublessee fails to so quit and surrender possession, Sublessor shall have the right to take possession by any lawful means, using such force as may be necessary, without being deemed guilty of any trespass, and without the necessity of first resorting to any court process. If Sublessee shall remain in possession after the date of expiration or termination of this Sublease and after the effective date of notice by Sublessor to terminate this Sublease, the Sublessee will pay as rent for the leased premises during such time a sum equal to one hundred twenty five percent (125%) of the rent herein provided.

      6. Should Sublessor's interest in the premises leased hereunder be that of a lessee then this Sublease shall automatically terminate without notice upon the termination, for any cause whatsoever including action or inaction of Sublessor, of Sublessor's leasehold estate in the premises leased hereunder.

      7. All notices required or which may be given hereunder shall be considered as properly given if delivered in writing, personally or sent by certified United States mail, postage prepaid with return receipt requested, addressed as follows:

      Sublessor:        GREEN HOLDINGS, INC., 8055 E. Tufts Avenue, Suite 700,
                        Denver, Colorado 80237

      Sublessee:        J.D. EDWARDS & COMPANY, 4949 South Syracuse, Denver,
                        Colorado 80237




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      8. This Sublease shall not be binding on Sublessor or Sublessee unless or until executed on its behalf by an officer of the company or an employee having actual authority to execute this Sublease.

      9. This Sublease includes the General Conditions attached hereto which are by reference incorporated herein. This instrument with the General Conditions so incorporated and any Annex attached hereto constitute the complete agreement of the parties hereunder and there are no oral agreements or understandings between the parties concerning the property covered by this Sublease Agreement.

      EXECUTED the day and year first above written.


WITNESS:                                        GREEN HOLDINGS, INC.

--------------------                      By______________________________
                                             Vice President and Treasurer
--------------------                      SUBLESSOR


WITNESS:                                  J.D. EDWARDS & COMPANY

--------------------                      By______________________________

--------------------                      SUBLESSEE


                                CONSENT OF LESSOR
                               ------------------

The undersigned; as the Lessor under the Lease Agreement referenced in Paragraph M of the General Conditions attached hereto, hereby gives the consent of Lessor to the foregoing Sublease and approves of the Sublessee therein as required by the provisions of said Lease Agreement.



                                          ----------------------------------
                                          PHILLIPS PETROLEUM COMPANY, LESSOR
                                          By________________________________
                                                Attorney-in-Fact

                                          Date______________________________


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                               GENERAL CONDITIONS

A. Sublessee covenants and agrees that it will not permit any illegal or immoral activity on the leased premises nor will it permit any nuisance to be created or maintained thereon.

B. Upon failure of Sublessee to pay rentals or any part thereof when due or upon Sublessee's failure to carry out any obligation placed on it under this Sublease or upon the death of Sublessee or upon Sublessee's making an assignment for benefit of creditors, filing a voluntary petition in bankruptcy or being adjudicated bankrupt or insolvent, Sublessor may, without notice, declare this Sublease at an end and void, and may re-enter and take possession of said premises, and may recover rentals due in any appropriate action at law, or may recover the possession of said premises and damages for the detention thereof and/or for such failure by any appropriate remedy at law or in equity.

C. Sublessor shall pay all charges for utilities and other services supplied to the premises as and when the same shall come due.

D. Sublessor shall render for taxation and pay all taxes and assessments, general and special, on the leased premises and any buildings or other improvements permanently affixed to the realty. Sublessee shall pay all taxes and assessments on all property owned by Sublessee and located on the leased premises.

E. Sublessee shall pay to Sublessor together with each rental payment the amount of any sales and/or use tax due thereon.

F. At his own expense Sublessee shall keep the leased premises and all buildings and other improvements located thereon in good repair. Sublessee will upon the expiration or termination of this Sublease for any reason deliver up the property leased hereunder to Sublessor in as good condition as when received by Sublessee, depreciation due to a reasonable use thereof excepted.

G. Sublessee shall made no alterations in or upon the leased premises without the prior written consent of the Sublessor, and all additions, fixtures or improvements which may be made by Sublessee, except moveable furnishings, shall become the property of Sublessor and remain upon the leased premises as a part thereof, and be surrendered with the leased premises at the termination of this Sublease.




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H. Sublessee agrees to obtain and maintain at its expense at all times during the term hereof the following insurance:

      1. Workmen's Compensation Insurance in compliance with the laws of the state in which the leased premises are located and Employer Liability Insurance with limit of not less than $100,000.

      2. Comprehensive Public Liability Insurance covering Sublessee's use and occupancy of the leased premises with bodily injury, including death, limit of not less than $1,000,000 per occurrence and property damage limit of not less than $300,000 per occurrence.

Sublessee shall upon request furnish Sublessor with certified copies of the policies or certificates evidencing the above insurance.

I. Sublessee shall not sell, hypothecate or assign this Sublease or sublet the premises without the prior written consent of Sublessor which consent shall not be unreasonably withheld.

J. Should all or any part of the leased premises be taken by eminent domain proceedings or purchased by any public or quasi-public body having the power of eminent domain, all proceeds from such taking or purchase shall belong exclusively to Sublessor, except that Sublessor shall have no claim to any award for loss or damage to Sublessee's trade fixtures, removable personal property, which Sublessee is entitled to remove upon expiration of the term of this Sublease. In the event such taking or purchase shall materially interfere with Sublessee's use of the leased premises, Sublessee may at its option terminate this Sublease.

K. In the event any building on the leased premises shall be destroyed or damaged by fire, explosion, the elements, or other causes so as to render the same wholly or in part unfit for occupancy, and if the same cannot be repaired within ninety (90) days from the date of such casualty, this Sublease shall terminate on the date of such casualty. If such building can be repaired in such ninety (90) day period then Sublessor shall notify Sublessee within ten (10) days of such casualty if it elects to repair said building within such ninety
(90) day period. If Sublessor does not so elect, then Sublessee may terminate this Sublease by giving notice in writing to Sublessor. If Sublessor elects to repair said building but fails to do so, this Sublease shall terminate on the expiration of said ninety (90) days. In the event of any such termination, the Sublessee shall immediately surrender possession of the premises. If


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Sublessor repairs the said building within the ninety (90) day period, this
Sublease shall continue in full force and effect. Sublessee shall not be required in any event to pay rent for any period in which the leased premises are wholly unfit for the conduct of Sublessee's business and shall be required during any period which a part of the premises are unfit for the conduct of Sublessee's business to pay as rent the stipulated rent multiplied by a fraction the numerator of which is the area of the leased premises which is fit for the conduct of Sublessee's business and the denominator of which is the total area of the leased premises.

L. Sublessor reserves the right to place or post "FOR LEASE" signs on the property to signify the leased property is available for lease no earlier than four (4) months prior to termination of this Sublease.

M. This Sublease is subject to all of the terms and conditions of that certain Lease Agreement dated March 1, 1989 and Amendment dated November 8, 1989 between Phillips Petroleum Company, as Lessor, and Green Holdings, Inc., as Lessee, a copy of said Lease Agreement being attached hereto as Exhibit B and made a part hereof.

N. Total lease rental for the primary term hereof amount to $47,170 payable in monthly installments as provided hereinabove.

0. Sublessee shall pay its allocated and proportionate share of any increase in operating costs as defined in Paragraph 2 of Exhibit B hereof in excess of such costs incurred in Sublessee's base year which base year shall be defined as the period 1/1/90-12/31/90. It is agreed that Sublessee's allocated percentage of Sublessor's operating costs shall be 17.6% of the operating costs payable by Sublessor to Lessor pursuant to the Lease Agreement referenced in Paragraph M above. The method of billing Sublessee for any such increase shall be consistent with the provisions of said Paragraph 2.





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
JD EDWARDS
      SOFTWARE THAT ENDURES

J D Edwards & Company                       303-773-3732
4949 S Syracuse Street                      Telefax 303-773-3806
Denver Colorado 80237 USA                   Telex.9109312585

September 14, 1990





Mr. Ralph W. Shelburne
Phillips Petroleum Company
8055 E. Tufts Avenue Parkway
Denver, Colorado 80237

Re:   Sublease Agreements
      8055 E. Tufts Avenue
      Stanford Place I, 6th Floor Suite (Green Holdings, Inc.)
      Stanford Place I, 14th Floor Suite (Porter Memorial Hospital) Denver, Colorado 80237

Dear Mr. Shelburne:
Enclosed are six originals, three for each of the referenced sublease agreements for additional office space in the Stanford Place I building, executed on behalf of J.D. Edwards & Company by Richard E. Allen in his capacity as Vice President, Finance; on behalf of Green Holdings, Inc. by Perry J. Moore, Vice President and Treasurer; and on behalf of Porter Memorial Hospital by Larry Pugh, Vice President of Finance.

Once the Sublease Agreements have been consented to by Phillips Petroleum Company, as Lessor to the above referenced subleases, please return two signed copies to me so that I may send fully executed copies to each of the Sublessors, while you retain one executed copy of each for your files. If you have any questions, please do not hesitate to contact me. Very truly yours,

J.D. EDWARDS & COMPANY




Richard G. Snow, Jr.
Vice President, General Counsel
/rbk
Enclosures

cc:   Fred Caron, w/attachments
      Richard E. Allen

JDEdwards
      SOFTWARE THAT ENDURES

      J D. Edwards & Company                         303-773-3732
      4949 S. Syracuse Street                        Telefax:  303-773-3806
      Denver Colorado 80237 USA                      Telex:    9109312585




September 10, 1990





Mr. Perry J. Moore
Vice President
Green Holdings, Inc.
8055 E. Tufts Avenue
Suite 700
Denver, Colorado 80237


Re: Sublease Agreement


Dear Mr. Moore:

Enclosed are three copies of the referenced sublease agreement for your final review and execution.

Could you please execute all three copies, including initialing the enclosed space plans, and return them to me so that I may obtain signature by an officer of J.D. Edwards. Also, could you include a copy of your lease with Phillips Petroleum Company so that we may be aware of the terms and conditions J.D. Edwards will be subject to as part of our sublease with you.

Should you have any questions regarding the sublease, please do not hesitate to contact the.

Very truly yours,

J.D. EDWARDS & COMPANY




Richard G. Snow, Jr.
Vice President, General Counsel

/rbk

Enclosures 4

cc:   Fred Caron